Other Current Assets - Schedule of Other Current Assets (Detail) - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Prepaid Expense And Other Assets Current [Line Items]
Prepaid service fees	$ 8,457	$ 8,623	$ 3,969
Non-trade receivables	9,409	8,321	9,095
Prepaid software and equipment maintenance	6,241	7,593	7,499
Prepaid SaaS costs	5,344	5,909	4,290
Prepaid Insurance	2,513	4,416	517
Other	12,049	11,319	6,216
Total	$ 44,013	$ 46,181	$ 31,586